                                                                    EXHIBIT 99.1



FOR IMMEDIATE RELEASE

CONTACT:
Greg Stockett                 Jennifer Hinchman
Chief Financial Officer       Director, Investor Relations
510.548.5442                  510.649.4548

BARRA REPORTS SECOND QUARTER RESULTS

BERKELEY, Calif., October 22, 2003 -- Barra, Inc. (Nasdaq: BARZ), a global leader in risk management technology for investment professionals, today reported consolidated revenues from continuing operations of $38.8 million and income from continuing operations of $9.1 million or $.45 of diluted earnings per share for the quarter ended September 30, 2003. These results include amortization of purchased intangibles, which negatively impacted income from continuing operations for the September 2003 quarter by $.35 million or $.01 per diluted share. This compares to revenues from continuing operations of $34.9 million and income from continuing operations of $9.0 million or $.43 per diluted share for the same quarter last year. Consolidated net income for the September 2003 quarter, including gain on sale from discontinued operations, was $10.0 million or $.50 of diluted earnings per share.

"We are pleased with the sequential improvement this quarter in net sales and retention rates for our portfolio and enterprise risk management business. While there are still mixed signals with respect to a sustainable recovery in our industry, we remain focused on client retention and realizing the full potential of recent product releases," said Barra's chief executive officer, Kamal Duggirala.

CORE BUSINESS

Total revenues for the September 2003 quarter for risk management products were $32.0 million (or $33.5 million after adjusting for the positive impact of changes in foreign currency translation rates) as compared to $30.0 million for the same quarter a year ago. Revenues from products and services of Barra's Financial Engineering Associates subsidiary (FEA) that are included in core business revenues were $1.1 million for the three months ended September 2003.


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                                                                    Nasdaq: BARZ
                                                                        10/22/03
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Recurring subscription revenues for portfolio and enterprise risk management products were $29.6 million in the September 2003 quarter compared to $28.5 million for the same quarter a year ago, an increase of 4 percent. Non-recurring revenues from enterprise risk implementation projects and other one-time fees were $1.3 million in the September 2003 quarter, a decrease of 11 percent when compared to the same quarter a year ago. Approximately 18 percent of the subscription base was subject to renewal during the quarter, and we achieved 86 percent revenue retention.

Core business operating margins were 23 percent for the September 2003 quarter including the effect of amortization of intangibles, which reduced core operating margins by 1 percent for the September 2003 quarter. This compares to core business operating margins of 23 percent for the same quarter last year.

POSIT VENTURE

Revenues from the POSIT joint venture with ITG, Inc. for the September 2003 quarter were $5.3 million as compared to $4.9 million for the same quarter a year ago. These revenues consist of royalties directly related to trading volume in the U.S. and European POSIT systems.

DISCONTINUED OPERATIONS

Gain on sale of discontinued operations, net of applicable income taxes, of $.9 million for the quarter ended September 30, 2003, consists of contingent payments received from the sale of Barra's interest in Symphony Asset Management, LLC. As previously announced in July 2001, Barra sold its 50 percent ownership interest in Symphony Asset Management, LLC to The John Nuveen Company for $128 million in cash with eligibility for additional future payments, up to approximately $12 million, based on Symphony's business exceeding specific growth and profitability targets over a five year period.

STOCK REPURCHASES

There were no share repurchases during the September 2003 quarter. The company currently has authorization from its Board of Directors to repurchase up to 754,800 shares of its common stock as part of its previously announced stock repurchase program.

BUSINESS OUTLOOK

This Business Outlook section contains forward-looking statements that reflect management's



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                                                                    Nasdaq: BARZ
                                                                        10/22/03
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current expectations regarding future events and financial performance. Given the risk factors, uncertainties and assumptions discussed below, these statements may turn out to be wrong. Barra does not intend to update its forward-looking statements until its next quarterly results announcement.

At September 30, 2003, the total annual value of all core product subscriptions was approximately $125 million, an increase of 2 percent as compared to September 30, 2002.

For the third fiscal quarter ended December 31, 2003, the company expects:

   - Approximately 18 percent of the subscription base to be subject to renewal;

   - Core business revenues to increase 10 percent over the same quarter last year;

   - Core business operating margins of approximately 23 percent, including the negative effects of amortization of acquired intangibles which are expected to reduce core operating margins by approximately 1 percent for the December 2003 quarter.

For the fiscal year ended March 31, 2004 the company expects:

   -  Core business revenues to increase 9 percent over fiscal 2003;

   - Core business operating margins of approximately 20 percent, including the negative effects of restructuring charges and amortization of acquired intangibles which are expected to reduce core operating margins by approximately 3 percent for the 2004 fiscal year.

EARNINGS CONFERENCE CALL FOR SEPTEMBER 2003 QUARTER

Barra will webcast its 2nd quarter earnings release conference call today at 11:30 am eastern time. During the call, management will discuss results for the quarter, year to date results, and business outlook. The live webcast will be broadcast via the CCBN website at www.fulldisclosure.com. Following the call, a replay will be made available via webcast on the CCBN website. Those interested in accessing the live webcast or the replay may also link to the CCBN website from the investor relations section of Barra's website at www.barra.com. The replay may also be accessed by telephone by dialing 888.203.1112, passcode 102919.



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                                                                    Nasdaq: BARZ
                                                                        10/22/03
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This release contains forward-looking statements that reflect management's current expectations regarding future events and financial performance. The statements made by Kamal Duggirala above regarding industry trends and expectations regarding client retention and recent Barra product releases, as well as all statements under the Business Outlook section that address expectations or projections about the future are forward-looking statements. Factors that could cause actual results to differ materially include:
variability of revenue streams in the core business; disruption of operations or increases in expenses caused by civil or political unrest or other catastrophic events; and risks associated with product development and technological changes, general economic conditions as well as conditions in the asset management and financial services industries, the continued employment of key personnel, the retention of key data vendors, business combinations, government regulation and competition. These and other important factors are detailed in various
Securities and Exchange Commission filings made periodically by the company, particularly its latest report on Form 10-K and subsequent reports on Form 10-Q, copies of which are available from the company without charge or online at http://www.barra.com. Please review such filings and do not place undue reliance on these forward-looking statements.

ABOUT BARRA

Barra is a global leader in delivering risk management systems and services to managers of portfolio and firm-wide investment risk. Since its inception in 1975, Barra's single vision -- to empower its clients to make strategic investment decisions -- has made Barra the industry standard in investment risk management. Headquartered in Berkeley, California, Barra has offices in all major financial centers around the world.

                                      # # #

BARRA INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE THREE AND SIX MONTH PERIODS ENDED SEPTEMBER 30, 2003 AND 2002
(IN THOUSANDS EXCEPT FOR SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                          -------------------------------       -------------------------------
                                                                   SEPTEMBER 30,                         SEPTEMBER 30,
                                                          -------------------------------       -------------------------------
                                                              2003               2002               2003               2002
                                                          ------------       ------------       ------------       ------------
OPERATING REVENUES:
   Risk management products - subscription and other      $     33,490       $     30,026       $     66,231       $     59,687
   POSIT royalties                                               5,273              4,877              9,526              9,996
                                                          ------------       ------------       ------------       ------------
     Total operating revenues                                   38,763             34,903             75,757             69,683
                                                          ------------       ------------       ------------       ------------

OPERATING EXPENSES:
   Communication, data and seminar costs                         2,050              1,972              4,267              3,987
   Compensation and benefits                                    17,980             16,771             35,636             31,681
   Occupancy                                                     1,951              1,458              3,814              3,005
   Amortization of acquired intangibles                            350                                   700
   Other operating expenses                                      4,027              3,617              8,019              8,515
   Restructuring charges                                                                               2,466
                                                          ------------       ------------       ------------       ------------
     Total operating expenses                                   26,358             23,818             54,902             47,188
                                                          ------------       ------------       ------------       ------------

INTEREST INCOME & OTHER                                          1,053              2,673              1,928              5,351
                                                          ------------       ------------       ------------       ------------

INCOME BEFORE EQUITY IN NET INCOME
   AND LOSS OF INVESTEES,
   INCOME TAXES AND
   DISCONTINUED OPERATIONS                                      13,458             13,758             22,783             27,846

EQUITY IN INCOME AND LOSS OF INVESTEES                             (61)                34                 (8)                34
                                                          ------------       ------------       ------------       ------------

INCOME BEFORE INCOME TAXES                                      13,397             13,792             22,775             27,880

INCOME TAXES                                                    (4,287)            (4,827)            (7,287)            (9,187)
                                                          ------------       ------------       ------------       ------------

INCOME FROM CONTINUING OPERATIONS                         $      9,110       $      8,965       $     15,488       $     18,693

DISCONTINUED OPERATIONS - GAIN ON SALE, NET                        935                                 2,102
                                                          ------------       ------------       ------------       ------------

NET INCOME                                                $     10,045       $      8,965       $     17,590       $     18,693
                                                          ============       ============       ============       ============

INCOME PER SHARE:

CONTINUING OPERATIONS:
   BASIC                                                  $       0.47       $       0.44       $       0.80       $       0.90
                                                          ============       ============       ============       ============
   DILUTED                                                $       0.45       $       0.43       $       0.78       $       0.87
                                                          ============       ============       ============       ============

DISCONTINUED OPERATIONS - GAIN ON SALE:
   BASIC                                                  $       0.05       $       0.00       $       0.11       $       0.00
                                                          ============       ============       ============       ============
   DILUTED                                                $       0.05       $       0.00       $       0.11       $       0.00
                                                          ============       ============       ============       ============

NET INCOME:
   BASIC                                                  $       0.52       $       0.44       $       0.91       $       0.90
                                                          ============       ============       ============       ============
   DILUTED                                                $       0.50       $       0.43       $       0.88       $       0.87
                                                          ============       ============       ============       ============

WEIGHTED AVERAGE COMMON AND
   COMMON EQUIVALENT SHARES:
   BASIC                                                    19,313,427         20,282,708         19,246,079         20,734,912
                                                          ============       ============       ============       ============
   DILUTED                                                  20,082,534         20,880,579         19,952,045         21,493,531
                                                          ============       ============       ============       ============

BARRA, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003 (UNAUDITED) AND MARCH 31, 2003
(IN THOUSANDS EXCEPT FOR SHARE AND PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                  (UNAUDITED)
                                                                                  ------------
                                                                                  SEPTEMBER 30,        MARCH 31,
                                                                                      2003               2003
                                                                                  ------------       ------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                         $     36,505       $     26,848
Investments in marketable equity trading securities                                     15,165             15,025
Investments in marketable debt securities available-for-sale                           177,615            158,238
Accounts receivable (Less allowance for doubtful accounts of $752 and $916):
  Risk Management products                                                               7,533              9,379
  Related parties- POSIT royalties                                                       4,987              2,975
Prepaid expenses                                                                         2,391              2,165
                                                                                  ------------       ------------
    Total current assets                                                               244,196            214,630
                                                                                  ------------       ------------

INVESTMENTS IN UNCONSOLIDATED COMPANIES                                                  3,250              3,358
PREMISES AND EQUIPMENT:

Computer and office equipment                                                           15,172             14,482
Furniture and fixtures                                                                   4,963              4,948
Leasehold improvements                                                                   7,884              7,710
                                                                                  ------------       ------------
   Total premises and equipment                                                         28,019             27,140
Less accumulated depreciation and amortization                                         (20,559)           (18,510)
                                                                                  ------------       ------------
                                                                                         7,460              8,630
DEFERRED TAX ASSETS                                                                      5,398              5,509
COMPUTER SOFTWARE
(Less accumulated amortization of $3,879 and $3,481)                                     1,161              1,156
OTHER ASSETS                                                                             1,501              1,391
GOODWILL AND OTHER INTANGIBLES
(Less accumulated amortization of $6,525 and $5,825)                                    34,158             34,858
                                                                                  ------------       ------------
  TOTAL                                                                           $    297,124       $    269,532
                                                                                  ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                                  $        842       $        929
Due to related party                                                                       600              1,106
Accrued expenses payable:
  Accrued compensation                                                                   5,623              8,334
  Accrued income taxes                                                                  12,223              8,630
  Other accrued expenses                                                                 8,935              7,808
Unearned revenues                                                                       34,916             32,253
                                                                                  ------------       ------------
    Total current liabilities                                                           63,139             59,060
                                                                                  ------------       ------------

DEFERRED TAX LIABILITIES                                                                 6,942              6,951

STOCKHOLDERS' EQUITY:
Preferred stock, no par; 10,000,000 shares authorized; none issued and outstanding Common stock, $.0001 par value; 75,000,000 shares authorized;
19,421,317 and 19,145,965 shares issued and outstanding                                      2                  2
Additional paid-in capital                                                              89,826             83,528
Retained earnings                                                                      137,030            119,440
Accumulated other comprehensive income                                                     185                551
                                                                                  ------------       ------------
  Total stockholders' equity                                                           227,043            203,521
                                                                                  ------------       ------------
 TOTAL                                                                            $    297,124       $    269,532
                                                                                  ============       ============

BARRA, INC.
SEGMENT PROFITABILITY
FOR THE THREE AND SIX MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              THREE MONTHS ENDED SEPTEMBER 30, 2002

                                                                          BARRA VENTURES
                                                               -----------------------------------
                                                                   POSIT                   TOTAL
                                                     CORE      JOINT VENTURE    OTHER     VENTURES    TOTAL
                                                    -------    -------------   -------    --------   -------
REVENUES:

PORTFOLIO AND ENTERPRISE RISK MANAGEMENT             30,026                                           30,026
POSIT                                                               4,877                   4,877      4,877
                                                    -------       -------      -------    -------    -------
  TOTAL REVENUES                                     30,026         4,877           --      4,877     34,903
                                                    =======       =======      =======    =======    =======

COMPENSATION AND BENEFITS                           (16,207)         (564)                   (564)   (16,771)
OTHER SEGMENT EXPENSES                               (6,810)         (237)                   (237)    (7,047)
AMORTIZATION OF ACQUIRED INTANGIBLES
EQUITY IN JOINT VENTURES AND MINORITY INTEREST                         56          (22)        34         34
                                                                                                          --
                                                    -------       -------      -------    -------    -------
  TOTAL SEGMENT EXPENSES                            (23,017)         (745)         (22)      (767)   (23,784)
                                                    =======       =======      =======    =======    =======

                                                    -------       -------      -------    -------    -------
SEGMENT INCOME (LOSS)                                 7,009         4,132          (22)     4,110     11,119
                                                    =======       =======      =======    =======    =======

                                                              THREE MONTHS ENDED SEPTEMBER 30, 2003

                                                                          BARRA VENTURES
                                                               -----------------------------------
                                                                   POSIT                   TOTAL
                                                     CORE      JOINT VENTURE    OTHER     VENTURES    TOTAL
                                                    -------    -------------   -------    --------   -------
REVENUES:

PORTFOLIO AND ENTERPRISE RISK MANAGEMENT             33,490                                           33,490
POSIT                                                               5,273                   5,273      5,273
                                                    -------       -------      -------    -------    -------
  TOTAL REVENUES                                     33,490         5,273           --      5,273     38,763
                                                    =======       =======      =======    =======    =======

COMPENSATION AND BENEFITS                           (17,544)         (436)                   (436)   (17,980)
OTHER SEGMENT EXPENSES                               (7,879)         (149)                   (149)    (8,028)
AMORTIZATION OF ACQUIRED INTANGIBLES                   (350)                                            (350)
EQUITY IN JOINT VENTURES AND MINORITY INTEREST                         32          (93)       (61)       (61)

                                                    -------       -------      -------    -------    -------
  TOTAL SEGMENT EXPENSES                            (25,773)         (553)         (93)      (646)   (26,419)
                                                    =======       =======      =======    =======    =======

                                                    -------       -------      -------    -------    -------
SEGMENT INCOME (LOSS)                                 7,717         4,720          (93)     4,627     12,344
                                                    =======       =======      =======    =======    =======

                                                               SIX MONTHS ENDED SEPTEMBER 30, 2002

                                                                          BARRA VENTURES
                                                               -----------------------------------
                                                                   POSIT                   TOTAL
                                                     CORE      JOINT VENTURE    OTHER     VENTURES    TOTAL
                                                    -------    -------------   -------    --------   -------
REVENUES:
PORTFOLIO AND ENTERPRISE RISK MANAGEMENT             59,687                                    --     59,687
POSIT                                                               9,996                   9,996      9,996
                                                    -------       -------      -------    -------    -------
  TOTAL REVENUES                                     59,687         9,996           --      9,996     69,683
                                                    =======       =======      =======    =======    =======

COMPENSATION AND BENEFITS                           (30,791)         (890)                   (890)   (31,681)
OTHER SEGMENT EXPENSES                              (15,039)         (468)                   (468)   (15,507)
AMORTIZATION OF ACQUIRED INTANGIBLES
RESTRUCTURING CHARGES
EQUITY IN JOINT VENTURES AND MINORITY INTEREST                         67          (33)        34         34
                                                                                               --
                                                    -------       -------      -------    -------    -------
  TOTAL SEGMENT EXPENSES                            (45,830)       (1,291)         (33)    (1,324)   (47,154)
                                                    =======       =======      =======    =======    =======

                                                    -------       -------      -------    -------    -------
SEGMENT INCOME (LOSS)                                13,857         8,705          (33)     8,672     22,529
                                                    =======       =======      =======    =======    =======

                                                               SIX MONTHS ENDED SEPTEMBER 30, 2003

                                                                          BARRA VENTURES
                                                               -----------------------------------
                                                                   POSIT                   TOTAL
                                                     CORE      JOINT VENTURE    OTHER     VENTURES    TOTAL
                                                    -------    -------------   -------    --------   -------
REVENUES:
PORTFOLIO AND ENTERPRISE RISK MANAGEMENT             66,231                                           66,231
POSIT                                                               9,526                   9,526      9,526
                                                    -------       -------      -------    -------    -------
  TOTAL REVENUES                                     66,231         9,526           --      9,526     75,757
                                                    =======       =======      =======    =======    =======

COMPENSATION AND BENEFITS                           (34,627)       (1,009)                 (1,009)   (35,636)
OTHER SEGMENT EXPENSES                              (15,805)         (295)                   (295)   (16,100)
AMORTIZATION OF ACQUIRED INTANGIBLES                   (700)                                            (700)
RESTRUCTURING CHARGES                                (2,466)                                          (2,466)
EQUITY IN JOINT VENTURES AND MINORITY INTEREST                         97         (105)        (8)        (8)

                                                    -------       -------      -------    -------    -------
  TOTAL SEGMENT EXPENSES                            (53,598)       (1,207)        (105)    (1,312)   (54,910)
                                                    =======       =======      =======    =======    =======

                                                    -------       -------      -------    -------    -------
SEGMENT INCOME (LOSS)                                12,633         8,319         (105)     8,214     20,847
                                                    =======       =======      =======    =======    =======